UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re:		Chapter 11

WALTER ENERGY, INC. et al.;		Case No: 15-02741-TOM11

Debtors.		Jointly Administered

MONTHLY BANKRUPTCY ADMINISTRATOR FORM FOR THE PERIOD
ENDED FEBRUARY 29, 2016

DEBTORS' ADDRESS:	3000 Riverchase Galleria, Suite 1700
Birmingham, AL 35244

DEBTORS' ATTORNEYS:	Kelley A. Cornish
Claudia R. Tobler
Paul, Weiss, Rifkind, Wharton & Garrison, LLP
1285 Avenue of the Americas
New York, New York 10019
and
Jay R. Bender
Bradley Arant Boult Cummings LLP
One Federal Place
1819 Fifth Avenue North
Birmingham, Alabama 35203

REPORT PREPARER:	WALTER ENERGY, INC. et al.

I CERTIFY THAT THE INFORMATION WITHIN THIS REPORT IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

DATE: March 18, 2016	/s/ Brian M. Chopin
Brian M. Chopin, Chief Accounting Officer & Corporate Controller

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.
Case No. (Jointly Administered)			15-02741-TOM11
	Reporting Period:		February 29, 2016

	Federal Tax I.D. #		13-3429953

CORPORATE BANKRUPTCY ADMINISTRATOR FORM

Operating reports are to be filed monthly, in duplicate, with the Bankruptcy Clerk's Office by the 15th of each month

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Legal Entities and Notes to BAF		X
Business Debtor's Affirmations	BA-01	X
Business Debtor's Cash Receipts & Disbursements	BA-02 (Part 1)	X
Condensed Consolidated Income Statement	BA-02 (Part 2)	X
Business Debtor's Accounts Receivable	BA-02 (A)	X
Business Debtor's Actual Disbursements	BA-02 (B)	X
Business Debtor's Payments to Secured Creditors	BA-02 (C)	X
Business Debtor's Tax Payments	BA-02 (D)		See BA-01
Business Debtor's Bank Accounts	BA-03 (Part 1)	X
Gross Payroll - Payments to Insiders	BA-03 (Part 2)	X
Inventory	BA-03 (Part 3)	X
Payments Made to Pre-Petition Unsecured Creditors	BA-03 (Part 4)		See BA-01
Business Debtor's Post-Petition Accounts Payable	BA-03 (A)	X
Condensed Consolidated Balance Sheet	BA-04	X
Insurance Policies	BA-05	X

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.
	Case No. (Jointly Administered)		15-02741-TOM11
		Reporting Period:	February 29, 2016

		Federal Tax I.D. #	13-3429953

LEGAL ENTITIES AND NOTES TO THE BANKRUPTCY ADMINISTRATOR FORM

GENERAL:
The report includes activity from the following Debtors and related case numbers:

Debtor	Case Number

Walter Energy, Inc.	15-02741-TOM-11
Atlantic Development and Capital, LLC	15-02747-TOM-11
Atlantic Leaseco, LLC	15-02773-TOM-11
Blue Creek Coal Sales, Inc.	15-02750-TOM-11
Blue Creek Energy, Inc.	15-02752-TOM-11
J.W. Walter, Inc.	15-02755-TOM-11
Jefferson Warrior Railroad Company, Inc.	15-02759-TOM-11
Jim Walter Homes, LLC	15-02762-TOM-11
Jim Walter Resources, Inc.	15-02743-TOM-11
Maple Coal Co., LLC	15-02764-TOM-11
Sloss-Sheffield Steel & Iron Company	15-02766-TOM-11
SP Machine, Inc.	15-02746-TOM-11
Taft Coal Sales & Associates, Inc.	15-02751-TOM-11
Tuscaloosa Resources, Inc.	15-02753-TOM-11
V Manufacturing Company	15-02754-TOM-11
Walter Black Warrior Basin LLC	15-02756-TOM-11
Walter Coke, Inc.	15-02744-TOM-11
Walter Energy Holdings, LLC	15-02758-TOM-11
Walter Exploration & Production LLC	15-02757-TOM-11
Walter Home Improvement, Inc.	15-02760-TOM-11
Walter Land Company	15-02761-TOM-11
Walter Minerals, Inc.	15-02763-TOM-11
Walter Natural Gas, LLC	15-02765-TOM-11

GENERAL NOTES:

The financial statements and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with accounting principles generally accepted in the United States of America ("U.S. GAAP"). In addition, the financial statements and supplemental information contained herein represent condensed consolidated information.

The unaudited consolidated financial statements have been derived from the books and records of Walter Energy, Inc. This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all adjustments that would typically be made for financial statements in accordance with U.S. GAAP.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustment.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.
	Case No. (Jointly Administered)	15-02741-TOM11
	Reporting Period:	February 29, 2016

	Federal Tax I.D. #	13-3429953

NOTES TO THE BANKRUPTCY ADMINISTRATOR FORM

Notes to BA-02 (Part 1):
The Debtors cash receipts & disbursements presented cover the weeks ended February 6, 2016, February 13, 2016, February 20, 2016 and February 27, 2016.

Cash is received and disbursed as described in the Debtors' motion to approve their cash management system and is consistent with the Debtors' cash management practices.

Cash receipts and disbursements related to transfers among the Debtor entities are not included in this schedule.

The Debtors age customer accounts receivables in the normal course of the Debtors' operations. Other receivables primarily represent receivables from vendors and other relationships. Historically, write-offs have been insignificant for these accounts and therefore, the Debtors do not monitor on an aging basis.

Notes to BA-02 (Part 2):

The income statement presented reflects the condensed consolidated statement of operations for Walter Energy, Inc. and consolidated subsidiaries.

The "loss on asset sale" of $229.7 million represents the loss incurred upon the sale of the Debtor's assets in West Virginia, including the Gauley Eagle and Maple properties, as well as the Walter Coke facility and Taft in Alabama to certain affiliates of ERP Compliant Fuels, LLC and Virginia Conservation Legacy Fund, Inc.

Notes to BA-02 (A):

The Debtors accounts receivable aging is presented as of February 29, 2016.

Notes to BA-02 (B):

The Debtors actual disbursements presented cover the weeks ended February 6, 2016, February 13, 2016, February 20, 2016 and February 27, 2016.

Notes to BA-02 (C):

The post-petition payments made to Secured Creditors represents adequate protection payments.

Notes to BA-03 (Part 1):
All amounts listed are the bank balances for the Debtors as of February 29, 2016. Bank statements are available upon request.

Notes to BA-03 (Part 2):

The payroll disbursements presented to insiders represents post-petition payments of salary, severance, bonus, car allowance, expense reimbursement, etc. for the month ending February 29, 2016 and the total paid during the period from July 15, 2015 through February 29, 2016.

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.
	Case No. (Jointly Administered)	15-02741-TOM11
	Reporting Period:	February 29, 2016

	Federal Tax I.D. #	13-3429953

NOTES TO THE BANKRUPTCY ADMINISTRATOR FORM (CONTINUED)

Notes to BA-03 (Part 3):

The schedule of inventory presented reflects the balance for Walter Energy, Inc. and consolidated subsidiaries as of February 29, 2016.

Notes to BA-03 (A):

The Debtors post-petition accounts payable aging is presented as of February 29, 2016.

Notes to BA-04:

The balance sheet presented reflects the condensed consolidated balance sheet for Walter Energy, Inc. and consolidated subsidiaries.

Liabilities subject to compromise represent undersecured or unsecured obligations that will be accounted for under a plan of reorganization. Generally, actions to enforce or otherwise affect payment of pre-petition liabilities are stayed. Accounting Standards Codification ("ASC") 852 requires pre-petition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. These liabilities represent the amounts expected to be allowed on known or potential claims to be resolved through the Chapter 11 process, and remain subject to further adjustments arising from negotiated settlements, actions of the Bankruptcy Court, rejection of executory contracts and unexpired leases, the determination as to the value of collateral securing the claims, proofs of claim, and other events. Liabilities subject to compromise also include certain items that may be assumed under a plan of reorganization, and as such, may be subsequently reclassified to liabilities not subject to compromise.

The Bankruptcy Court has approved payment of certain pre-petition obligations necessary to maintain the operations of the Debtors' businesses and obligations associated with these matters are not classified as liabilities subject to compromise.

Differences between liability amounts estimated by the Debtors and claims filed by creditors will be investigated and, if necessary, the Bankruptcy Court will make a final determination as to the amount of the allowable claim. The determination of how liabilities will ultimately be treated cannot be made until the Bankruptcy Court approves a plan of reorganization. The Debtors will continue to evaluate these liabilities throughout the Chapter 11 Cases and adjust amounts as necessary. Such adjustment may be material. In light of the expected number of creditors, the claims resolutions process may take considerable time to complete. Accordingly, the ultimate amount or treatment of such liabilities is not determinable at this time.

Notes to BA-05:

The schedule of Insurance Policies presented reflects all insurance policies of the Debtors as of February 29, 2016. The descriptions of the Debtors’ Insurance Policies therein are intended only as a summary and the actual terms of such Insurance Policies shall govern in the event of any inconsistency with the descriptions set forth herein.

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.
	Case No. (Jointly Administered)		15-02741-TOM11
		Reporting Period:	February 29, 2016

BA-01		Federal Tax I.D. #	13-3429953

BUSINESS DEBTOR'S AFFIRMATIONS

	Must be completed each month. If the answer to any of the questions is “No”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	All undisputed post-petition business taxes have been paid/deposited in a timely manner.	X
1a	All undisputed post-petition individual taxes have been paid/deposited in a timely manner.		N/A
1b	All undisputed post-petition payroll taxes in the amount of $2,872,331 have been paid/deposited in a timely manner.	X
2	Adequate insurance on all assets/property including fire, theft, liability, collision and casualty and workman's compensation (if applicable) is currently in full force and effect.	X
3	New books and records were opened and are being maintained daily.	X
4	Copies of all banks statements and reconciliations are attached.		See BA-03 (Part 1)
5	I have otherwise complied with all requirements of the Chapter 11 Operating Order.	X
6	All financial statements filed with the Bankruptcy Clerk's Office are prepared in accordance with generally accepted accounting principles.		See General Notes
7	All payments of pre-petition obligations were made pursuant to applicable Orders entered by the Bankruptcy Court.		See General Notes

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.

		Case No. (Jointly Administered)		15-02741-TOM11
			Reporting Period:	February 29, 2016

BA-02 (Part 1)			Federal Tax I.D. #	13-3429953

BUSINESS DEBTORS CASH RECEIPTS & DISBURSEMENTS
Period Covered: Weeks Ended 02/06/16, 02/13/16, 02/20/16 and 02/27/16 (000's)

A	RECEIPTS:
	Sales/AR Receipts	$29,153
	Other Receipts	2,227

B	TOTAL RECEIPTS:
	(Total of A)		$31,380

C	BUSINESS DISBURSEMENTS
	Payroll, Benefits & Pension	$15,110
	Leases, Taxes, Utilities, Fuel, Insurance	7,751
	Freight & Royalties	6,734
	Other Expenditures	24,926

D	TOTAL DISBURSEMENTS		$54,521
	(Total of C)

E	SURPLUS OR DEFICIT			$(23,141)
	(Total of B minus D)

	CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD			67,402
	CASH AND CASH EQUIVALENTS AT END OF PERIOD			$44,261

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.

	Case No. (Jointly Administered)	15-02741-TOM11
	Reporting Period:	February 29, 2016

BA-02 (Part 2)	Federal Tax I.D. #	13-3429953

CONDENSED CONSOLIDATED INCOME STATEMENT
(000's)

		For the Month Ended
		February 29, 2016
Revenues:
Sales		$25,829
Miscellaneous loss		(1,124)
Total revenues		24,705
Costs and expenses:
Cost of sales (exclusive of depreciation and depletion)		27,419
Depreciation and depletion		14,439
Selling, general and administrative		2,983
Other postretirement benefits		4,111
Restructuring charges		2,229
Loss on asset sale		229,731
Total costs and expenses		280,912
Operating loss		(256,207)
Interest expense, net		(16,534)
Loss before reorganization items and income tax benefit		(272,741)
Reorganization items, net		(7,105)
Loss before income tax benefit		(279,846)
Income tax benefit		(704)
Net loss		$(279,142)

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.

Case No. (Jointly Administered)		15-02741-TOM11
	Reporting Period:	February 29, 2016

BA-02 (A)	Federal Tax I.D. #	13-3429953

BUSINESS DEBTOR'S ACCOUNTS RECEIVABLE
(000's)

Accounts Receivable Aging	As of February 29, 2016

0 - 29 days old	$19,618
30 - 59 days old	7
60 - 89 days old	—
90 - 119 days old	—
120 + days old	—
Inactive	—
Less: unapplied/credits and unearned revenue	—
Total Accounts Receivable (Debtors)	19,625
Total Accounts Receivable (Non-Debtors)	1,348
Total Accounts Receivable	$20,973

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.
Case No. (Jointly Administered)		15-02741-TOM11
	Reporting Period:	February 29, 2016

BA-02 (B)	Federal Tax I.D. #	13-3429953

BUSINESS DEBTOR'S ACTUAL DISBURSEMENTS
Period Covered: Weeks Ended 02/06/16, 02/13/16, 02/20/16 and 02/27/16 (000's)

Debtor	Case Number	Total Disbursements during Period

Walter Energy, Inc.	15-02741-TOM-11	$20,638
Atlantic Development and Capital, LLC	15-02747-TOM-11	2
Atlantic Leaseco, LLC	15-02773-TOM-11	60
Blue Creek Coal Sales, Inc.	15-02750-TOM-11	—
Blue Creek Energy, Inc.	15-02752-TOM-11	78
J.W. Walter, Inc.	15-02755-TOM-11	—
Jefferson Warrior Railroad Company, Inc.	15-02759-TOM-11	—
Jim Walter Homes, LLC	15-02762-TOM-11	—
Jim Walter Resources, Inc.	15-02743-TOM-11	25,316
Maple Coal Co., LLC	15-02764-TOM-11	2,062
Sloss-Sheffield Steel & Iron Company	15-02766-TOM-11	—
SP Machine, Inc.	15-02746-TOM-11	—
Taft Coal Sales & Associates, Inc.	15-02751-TOM-11	898
Tuscaloosa Resources, Inc.	15-02753-TOM-11	17
V Manufacturing Company	15-02754-TOM-11	—
Walter Black Warrior Basin LLC	15-02756-TOM-11	1,454
Walter Coke, Inc.	15-02744-TOM-11	3,893
Walter Energy Holdings, LLC	15-02758-TOM-11	—
Walter Exploration & Production LLC	15-02757-TOM-11	—
Walter Home Improvement, Inc.	15-02760-TOM-11	—
Walter Land Company	15-02761-TOM-11	—
Walter Minerals, Inc.	15-02763-TOM-11	103
Walter Natural Gas, LLC	15-02765-TOM-11	—
		$54,521

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.
	Case No. (Jointly Administered)	15-02741-TOM11
	Reporting Period:	February 29, 2016

BA-02 (C)	Federal Tax I.D. #	13-3429953

BUSINESS DEBTOR'S PAYMENTS TO SECURED CREDITORS
(000's)

Secured Creditors	Amount Paid During Period	Total Paid to Date
2011 Credit Agreement	$—	$9,456
9.50% Senior Secured Notes	—	12,286
11.00%/12.00% Senior Secured Second Lien PIK Notes	—	—
Capital Lease Obligations/Equipment Financing Arrangements	95	665
Branch Banking and Trust Company	—	—

Total Payments	$95	$22,407

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.
			Case No. (Jointly Administered)			15-02741-TOM11
				Reporting Period:		February 29, 2016

BA-03 (Part 1)				Federal Tax I.D. #		13-3429953

BUSINESS DEBTOR'S BANK ACCOUNTS
(000's)

Company	Financial Institution	Account Number	Account Description	City	State/Province	Country	Balance in USD
Blue Creek Coal Sales, Inc.	Bank of America	8159	Depository Account	Richmond	VA	USA	$—
Jim Walter Resources, Inc.	Bank of America	1375	Depository Account	Richmond	VA	USA	—
Taft Coal Sales & Associates, Inc.	Bank of America	3478	Depository Account	Richmond	VA	USA	—
Tuscaloosa Resources, Inc.	Bank of America	2722	Depository Account	Richmond	VA	USA	—
Walter Black Warrior Basin, LLC	Bank of America	2801	Depository Account	Richmond	VA	USA	—
Walter Coke, Inc.	Bank of America	1388	Depository Account	Richmond	VA	USA	—
Walter Energy, Inc.	Bank of America	8039	Concentration, Wire Transfer, and ACH Transfer Account	Richmond	VA	USA	14,997
Atlantic Development & Capital LLC	Branch Bank and Trust	5246	TPA Rockwood Casualty Disbursement Account	Wilson	NC	USA	—
Atlantic Development & Capital LLC	Branch Bank and Trust	6897	Concentration, Wire Transfer, and Disbursement Account	Wilson	NC	USA	318
Atlantic LeaseCo LLC	Branch Bank and Trust	4989	Operating Account	Wilson	NC	USA	—
Maple Coal Co. LLC	Branch Bank and Trust	4970	Operating Account	Wilson	NC	USA	—
Blue Creek Coal Sales, Inc.	JP Morgan Chase	8663	Depository Account	New York	NY	USA	—
Jim Walter Resources, Inc.	JP Morgan Chase	8648	Depository Account	New York	NY	USA	—
Walter Black Warrior Basin, LLC	JP Morgan Chase	8671	Depository Account	New York	NY	USA	—
Walter Coke, Inc.	JP Morgan Chase	8655	Depository Account	New York	NY	USA	—
Walter Energy, Inc.	JP Morgan Chase	8630	Concentration, Wire Transfer, and ACH Transfer Account	New York	NY	USA	—
Blue Creek Coal Sales, Inc.	Regions Bank	9117	Disbursement Account	Birmingham	AL	USA	—
Blue Creek Energy, Inc.	Regions Bank	6085	Operating Account	Birmingham	AL	USA	100
Jim Walter Homes LLC	Regions Bank	9709	Disbursement Account	Birmingham	AL	USA	—
Jim Walter Resources, Inc.	Regions Bank	9652	Accounts Payable Disbursement Account	Birmingham	AL	USA	—
Jim Walter Resources, Inc.	Regions Bank	5682	Payroll Account	Birmingham	AL	USA	—
Jim Walter Resources, Inc.	Regions Bank	1275	Workman's Compensation Disbursement Account	Birmingham	AL	USA	—
Taft Coal Sales & Associates, Inc.	Regions Bank	6548	Disbursement Account	Birmingham	AL	USA	—
Tuscaloosa Resources, Inc.	Regions Bank	9660	Disbursement Account	Birmingham	AL	USA	—
Walter Black Warrior Basin, LLC	Regions Bank	9679	Disbursement Account	Birmingham	AL	USA	—
Walter Coke, Inc.	Regions Bank	9687	Accounts Payable Disbursement Account	Birmingham	AL	USA	—
Walter Coke, Inc.	Regions Bank	1711	Payroll Account	Birmingham	AL	USA	—
Walter Coke, Inc.	Regions Bank	1283	Retiree Medical Claims Disbursement Account	Birmingham	AL	USA	—
Walter Coke, Inc.	Regions Bank	9357	Worker's Compensation Disbursement Account	Birmingham	AL	USA	—
Walter Energy, Inc.	Regions Bank	7949	Concentration, Wire Transfer, and ACH Transfer Account	Birmingham	AL	USA	31,124
Walter Energy, Inc.	Regions Bank	9695	Disbursement Account	Birmingham	AL	USA	—
Walter Energy, Inc.	Regions Bank	3815	Depository Account	Birmingham	AL	USA	—

Walter Land Company	Regions Bank	1321	Operating Account	Birmingham	AL	USA	—
Walter Minerals	Regions Bank	1348	Operating Account	Birmingham	AL	USA	—
Walter Energy, Inc.	Scotiabank	9712	Operating Account	Toronto	Ontario	CA	—
Walter Energy, Inc.	Scotiabank	2316	Operating Account	Toronto	Ontario	CA	—
Walter Energy, Inc.	Bank of America	8831	Money Market Investment Account	Richmond	VA	USA	—
Walter Energy, Inc.	Comerica	1822	Trust Account and Investment Portal	Dallas	TX	USA	—
						TOTAL	$46,539

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.
	Case No. (Jointly Administered)		15-02741-TOM11
	Reporting Period:		February 29, 2016

BA-03 (Part 2)	Federal Tax I.D. #		13-3429953

Gross Payroll - Payments to Insiders
(000's)

Insiders	Title	Amount Paid During Period	Total Paid to Date
Walter J. Scheller, III	Chief Executive Officer and Director	$87	$568
William G. Harvey	Executive Vice President and Chief Financial Officer	41	311
Michael T. Madden	Senior Vice President and Chief Commercial Officer	53	318
Earl H. Doppelt	Executive Vice President, General Counsel & Secretary	38	286
Richard A. Donnelly	President, Jim Walter Resources, Inc.	31	236
Danny L. Stickel	President, West Virginia Operations	36	264
Carol W. Farrell	President, Walter Coke	25	169
Michael T. Tokarz	Chairman of the Board	43	91
Mary R. "Nina" Henderson	Director	30	66
Jerry W. Kolb	Director	33	70
Patrick A. Krieghauser	Director	37	77
Joseph B. Leonard	Director	29	62
Bernard G. Rethore	Director	29	61
A.J. Wagner	Director	33	71

Total Payments to Insiders		$545	$2,650

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.

Case No. (Jointly Administered)		15-02741-TOM11
Reporting Period:		February 29, 2016

BA-03 (Part 3)	Federal Tax I.D. #	13-3429953

INVENTORY
(000's)

	As of February 29, 2016
Coal	$20,881
Raw material, supplies and other	40,398
Total inventories	$61,279

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.

Case No. (Jointly Administered)		15-02741-TOM11
Reporting Period:		February 29, 2016

BA-03 (A)	Federal Tax I.D. #	13-3429953

BUSINESS DEBTOR'S POST-PETITION ACCOUNTS PAYABLE
(000's)

Post-Petition Accounts Payable Aging	As of February 29, 2016

0 - 29 days old	$4,400
30 - 59 days old	1,456
60 - 89 days old	2,939
90 - 119 days old	445
120 + days old	764
Inactive	—
Less: Unapplied/credits	—
Total trade accounts payable (Debtors)	10,004
Other payables (Debtors)	13,929
Total accounts payable (Debtors)	23,933
Total accounts payable (Non-Debtors)	4,380
Total accounts payable	$28,313

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

	In re Walter Energy, Inc. et al.
	Case No. (Jointly Administered)	15-02741-TOM11
	Reporting Period:	February 29, 2016

BA-04	Federal Tax I.D. #	13-3429953

CONDENSED CONSOLIDATED BALANCE SHEET
(000's)

		As of
		February 29, 2016
	ASSETS
	Cash and cash equivalents	$90,383
	Trade receivables, net	20,973
	Other receivables	127,595
	Inventories	61,279
	Prepaid expenses	35,334
	Other current assets	2,330
	Total current assets	337,894
	Mineral interests, net	283,049
	Property, plant and equipment, net	733,752
	Other long-term assets	69,716
	Total assets	$1,424,411

	LIABILITIES AND STOCKHOLDERS' DEFICIT
	Liabilities not subject to compromise
	Accounts payable	$28,313
	Accrued expenses	96,520
	Other current liabilities	151,112
	Current debt	3,611
	Total current liabilities	279,556
	Deferred income taxes	39,202
	Other long-term liabilities	141,358
	Total liabilities not subject to compromise	460,116
	Liabilities subject to compromise	3,786,837
	Total liabilities	4,246,953
	Stockholders' deficit:
	Preferred stock, $0.01 par value per share	—
	Common stock, $0.01 par value per share	808
	Capital in excess of par value	1,681,564
	Accumulated deficit	(4,355,114)
	Accumulated other comprehensive loss	(149,800)
	Total stockholders' deficit	(2,822,542)
	Total liabilities and stockholders' deficit	$1,424,411

UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ALABAMA

In re Walter Energy, Inc. et al.
	Case No. (Jointly Administered)	15-02741-TOM11
	Reporting Period:	February 29, 2016

BA-05	Federal Tax I.D. #	13-3429953

INSURANCE POLICIES

Carrier & Policy Number	Name & Address of Insuring Agent	Coverage Type	Name of Insured	Beneficiary	Description of Property Insured	Amount of Coverage	Policy Term	Approx. Premium for Current Policy Term	Premium Due Date
Self-Insured (NA)/ N/A	N/A	General Liability				$5,000,000 SIR	3/1/15 - 3/1/16	N/A	N/A
Rockwood Casualty Insurance Company/ BAP106664	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Auto Liability	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries except Canada & Wales	All Owned Vehicles (246 Fleet), Hired & Non-owned vehicles	$2,000,000 Combined Single Limit	3/1/15 - 3/1/16	$183,011	Fully Paid
Rockwood Casualty Insurance Company/ WC455754	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Insured Workers' Comp.	Walter Energy, Inc, Taft Coal Sales & Associates, Inc., Tuscaloosa Resources, Inc., Walter Black Warrior Basin, LLC and Walter Minerals	Walter Energy, Inc, Taft Coal Sales & Associates, Inc., Tuscaloosa Resources, Inc., Walter Black Warrior Basin, LLC and Walter Minerals Employees	N/A	Statutory excess of $1,000,000 SIR	3/1/15 - 3/1/16	$131,545	Monthly
Rockwood Casualty Insurance Company/ XSWC5011	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Excess Workers' Comp.	Jim Walter Resources, Inc.	Jim Walter Resources, Inc. Employees	N/A	$15,000,000 excess of $2,000,000 SIR	3/1/15 - 3/1/16	$857,863	Monthly
The Insurance Company of the State of Pennsylvania/ WS11005382	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Foreign Liability	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	N/A	$2,000,000	3/1/15 - 3/1/16	$12,108	Fully Paid
National Fire & Marine Insurance Company/ 42RLO10017702	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Umbrella Liability	Walter Energy, Inc. and all subsidiaries	Third Parties	N/A	$25,000,000	3/1/15 - 3/1/16	$1,245,500	Fully Paid

Starr Surplus Lines Insurance Company/ 1000030258151	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Excess Liability	Walter Energy, Inc. and all subsidiaries	Third Parties	N/A	$25,000,000	3/1/15 - 3/1/16	$402,800	Fully Paid
Ironshore Europe Ltd/ B080115948U15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Excess Liability	Walter Energy, Inc. and all subsidiaries	Third Parties	N/A	$30,000,000	3/1/15 - 3/1/16	$173,665	Fully Paid
XL Insurance Company Limited/ B080115949U15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Excess Liability	Walter Energy, Inc. and all subsidiaries	Third Parties	N/A	$28,333,000	3/1/15 - 3/1/16	$164,013	Fully Paid
Argo Re Ltd./ B080115948U15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Excess Liability	Walter Energy, Inc. and all subsidiaries	Third Parties	N/A	$16,667,000	3/1/15 - 3/1/16	$94,372	Fully Paid
Beazley Group / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$12,500,000	6/15/15 - 6/15/16	$1,139,531	Fully Paid
Argo Global / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$865,385	6/15/15 - 6/15/16	$78,891	Fully Paid
Hiscox /33/ 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$576,923	6/15/15 - 6/15/16	$52,594	Fully Paid
QBE Syndicate 1886 / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$432,692	6/15/15 - 6/15/16	$39,445	Fully Paid

XL Catlin /1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$576,923	6/15/15 - 6/15/16	$52,594	Fully Paid
Cathedral Syndicate 2010 / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$865,385	6/15/15 - 6/15/16	$78,891	Fully Paid
Apollo 1969 at Lloyd’s / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$432,692	6/15/15 - 6/15/16	$39,445	Fully Paid
BRIT Global Specialty / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$576,923	6/15/15 - 6/15/16	$52,594	Fully Paid
W.R. Berkley / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$1,153,846	6/15/15 - 6/15/16	$105,188	Fully Paid
MSF Pritchard Syndicate 318 / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$865,385	6/15/15 - 6/15/16	$78,891	Fully Paid
Aegis London / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$865,385	6/15/15 - 6/15/16	$78,891	Fully Paid
ANV Syndicates / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$288,462	6/15/15 - 6/15/16	$26,297	Fully Paid

AIG Europe Limited/ 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$10,000,000	6/15/15 - 6/15/16	$1,122,000	Fully Paid
Hardy Group / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$10,000,000	6/15/15 - 6/15/16	$1,187,450	Fully Paid
Montpelier Reinsurance Ltd / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - Bermuda Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$2,500,000	6/15/15 - 6/15/16	$225,463	Fully Paid
Allied World Assurance Company, Ltd / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - Bermuda Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$10,000,000	6/15/15 - 6/15/16	$920,741	Fully Paid
Ironshore Indemnity Inc./ 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - Bermuda Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$10,000,000	6/15/15 - 6/15/16	$895,163	Fully Paid
Aspen Specialty Insurance Company/ PRA70NT15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - US Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$2,500,000	6/15/15 - 6/15/16	$198,758	Fully Paid
Houston Specialty Ins Company/ 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - US Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$12,500,000	6/15/15 - 6/15/16	$1,375,000	Fully Paid
Great Lakes Reinsurance (UK) PLC/ 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - US Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$10,000,000	6/15/15 - 6/15/16	$1,090,000	Fully Paid

Landmark American Insurance Company/ LHT393099	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - US Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$5,000,000	6/15/15 - 6/15/16	$447,416	Fully Paid
Starr Technical Risk Agency, Inc./ PGNL09171216004	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - US Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$5,000,000	6/15/15 - 6/15/16	$400,114	Fully Paid
Westchester Surplus Lines Insurance Company/ D35895437009	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - US Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$2,500,000	6/15/15 - 6/15/16	$315,823	Fully Paid
Partner Reinsurance Europe SE / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Jim Walter Resources, WV Underground and Wales Underground Only	$9,000,000	6/15/15 - 6/15/16	$219,632	Fully Paid
AIG Europe Limited/ 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Jim Walter Resources, WV Underground and Wales Underground Only	$10,000,000	6/15/15 - 6/15/16	Included	Fully Paid
ANV Syndicates / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Jim Walter Resources, WV Underground and Wales Underground Only	$1,000,000	6/15/15 - 6/15/16	$22,440	Fully Paid
Ark Syndicate Management Ltd / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Jim Walter Resources, WV Underground and Wales Underground Only	$4,000,000	6/15/15 - 6/15/16	$89,760	Fully Paid
Hardy Group / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Jim Walter Resources, WV Underground and Wales Underground Only	$10,000,000	6/15/15 - 6/15/16	Included	Fully Paid

Ironshore Indemnity Inc./ 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - Bermuda Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Jim Walter Resources, WV Underground and Wales Underground Only	$10,000,000	6/15/15 - 6/15/16	$368,821	Fully Paid
Oil Company Insurance Limited / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - Bermuda Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Jim Walter Resources, WV Underground and Wales Underground Only	$4,000,000	6/15/15 - 6/15/16	$135,474	Fully Paid
ACE Bermuda Insurance Ltd./ 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - Bermuda Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Jim Walter Resources, WV Underground and Wales Underground Only	$20,000,000	6/15/15 - 6/15/16	$583,608	Fully Paid
Aspen Specialty Insurance Company/ PXA763015	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - U.S. Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Jim Walter Resources, WV Underground and Wales Underground Only	$2,000,000	6/15/15 - 6/15/16	$56,386	Fully Paid
Houston Specialty Ins Company/ 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - U.S. Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Jim Walter Resources, WV Underground and Wales Underground Only	$12,500,000	6/15/15 - 6/15/16	Included	Fully Paid
Landmark American Insurance Company (RSUI)/ LHD393100	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - U.S. Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Jim Walter Resources, WV Underground and Wales Underground Only	$5,000,000	6/15/15 - 6/15/16	$184,230	Fully Paid
Great Lakes Reinsurance (UK) PLC / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - U.S. Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Jim Walter Resources, WV Underground and Wales Underground Only	$10,000,000	6/15/15 - 6/15/16	Included	Fully Paid
Westchester Surplus Lines Insurance Company/ D35895437009	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - U.S. Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Jim Walter Resources, WV Underground and Wales Underground Only	$2,500,000	6/15/15 - 6/15/16	Included	Fully Paid

Partner Reinsurance Europe SE / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Jim Walter Resources, WV Underground and Wales Underground Only	$2,250,000	6/15/15 - 6/15/16	Incl Above	Fully Paid
ANV Syndicates / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Jim Walter Resources, WV Underground and Wales Underground Only	$250,000	6/15/15 - 6/15/16	Incl Above	Fully Paid
Ark Syndicate Management Ltd / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Jim Walter Resources, WV Underground and Wales Underground Only	$1,000,000	6/15/15 - 6/15/16	Incl Above	Fully Paid
AIG Europe Limited/ 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Jim Walter Resources, WV Underground and Wales Underground Only	$2,500,000	6/15/15 - 6/15/16	Incl Above	Fully Paid
Hardy Group / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Jim Walter Resources, WV Underground and Wales Underground Only	$2,500,000	6/15/15 - 6/15/16	Incl Above	Fully Paid
Ironshore Indemnity Inc./ 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - Bermuda Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Jim Walter Resources, WV Underground and Wales Underground Only	$2,500,000	6/15/15 - 6/15/16	Incl Above	Fully Paid
Oil Company Insurance Limited / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - Bermuda Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Jim Walter Resources, WV Underground and Wales Underground Only	$1,000,000	6/15/15 - 6/15/16	Incl Above	Fully Paid
ACE Bermuda Insurance Ltd / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - Bermuda Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Jim Walter Resources, WV Underground and Wales Underground Only	$5,000,000	6/15/15 - 6/15/16	Incl Above	Fully Paid

Aspen Specialty Insurance Company/ PXA763015	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - US Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Jim Walter Resources, WV Underground and Wales Underground Only	$500,000	6/15/15 - 6/15/16	Incl Above	Fully Paid
Landmark American Insurance Company/ LHD393100	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - US Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Jim Walter Resources, WV Underground and Wales Underground Only	$1,250,000	6/15/15 - 6/15/16	Incl Above	Fully Paid
Westchester Surplus Lines Insurance Company/ D35895437009	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - US Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Jim Walter Resources, WV Underground and Wales Underground Only	$625,000	6/15/15 - 6/15/16	Incl Above	Fully Paid
QBE Syndicate 1886 / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$3,125,000	6/15/15 - 6/15/16	$14,063	Fully Paid
Atrium Underwriting Group Limited / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$1,625,000	6/15/15 - 6/15/16	$7,313	Fully Paid
ANV Syndicates / 1-15714-00-15)	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$250,000	6/15/15 - 6/15/16	$1,000	Fully Paid
Ark Syndicate Management Ltd / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$1,000,000	6/15/15 - 6/15/16	$4,000	Fully Paid
Hardy Group / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$2,500,000	6/15/15 - 6/15/16	Included	Fully Paid

Ironshore Indemnity Inc./ 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - Bermuda Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$2,500,000	6/15/15 - 6/15/16	Included	Fully Paid
ACE Bermuda Insurance Ltd / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - Bermuda Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$5,000,000	6/15/15 - 6/15/16	$18,887	Fully Paid
Oil Company Insurance Limited / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - Bermuda Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$1,000,000	6/15/15 - 6/15/16	$2,765	Fully Paid
Aspen Specialty Insurance Company/ PXA763015	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - US Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$500,000	6/15/15 - 6/15/16	Included	Fully Paid
Great Lakes Reinsurance (UK) PLC / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - US Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$2,500,000	6/15/15 - 6/15/16	Included	Fully Paid
Houston Specialty Ins Company/ 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - US Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$3,125,000	6/15/15 - 6/15/16	Included	Fully Paid
Landmark American Insurance Company (RSUI)/ LHD393100	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - US Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$1,250,000	6/15/15 - 6/15/16	Included	Fully Paid
Westchester Surplus Lines Insurance Company/ D35895437009	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - US Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$625,000	6/15/15 - 6/15/16	Included	Fully Paid

QBE Syndicate 1886 / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$3,125,000	6/15/15 - 6/15/16	$5,625	Fully Paid
Atrium Underwriting Group Limited / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$1,625,000	6/15/15 - 6/15/16	$2,925	Fully Paid
ANV Syndicates / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$250,000	6/15/15 - 6/15/16	Included	Fully Paid
Ark Syndicate Management Ltd / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$1,000,000	6/15/15 - 6/15/16	Included	Fully Paid
AIG Europe Limited/ 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$0	6/15/15 - 6/15/16	Included	Fully Paid
Hardy Group / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$2,500,000	6/15/15 - 6/15/16	Included	Fully Paid
Ironshore Indemnity Inc./ 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - Bermuda Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$2,500,000	6/15/15 - 6/15/16	Included	Fully Paid
Oil Company Insurance Limited / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - Bermuda Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$1,000,000	6/15/15 - 6/15/16	Included	Fully Paid

ACE Bermuda Insurance Ltd / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - Bermuda Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$5,000,000	6/15/15 - 6/15/16	Included	Fully Paid
Aspen Specialty Insurance Company/ PXA763015	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - US Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$500,000	6/15/15 - 6/15/16	Included	Fully Paid
Houston Specialty Ins Company/ 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - US Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$3,125,000	6/15/15 - 6/15/16	Included	Fully Paid
Great Lakes Reinsurance (UK) PLC / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - US Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$2,500,000	6/15/15 - 6/15/16	Included	Fully Paid
Landmark American Insurance Company (RSUI)/ LHD393100	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - US Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$1,250,000	6/15/15 - 6/15/16	Included	Fully Paid
Westchester Surplus Lines Insurance Company/ D35895437009	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - US Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$625,000	6/15/15 - 6/15/16	Included	Fully Paid
Ark Syndicate Management Ltd / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Market	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$2,000,000	6/15/15 - 6/15/16	$3,000	Fully Paid
Hardy Group / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - London Market	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$5,000,000	6/15/15 - 6/15/16	Included	Fully Paid

Ironshore Indemnity Inc./ 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - Bermuda Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$5,000,000	6/15/15 - 6/15/16	Included	Fully Paid
ACE Bermuda Insurance Ltd / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - Bermuda Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$10,000,000	6/15/15 - 6/15/16	$37,774	Fully Paid
Oil Company Insurance Limited / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - Bermuda Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$2,000,000	6/15/15 - 6/15/16	Included	Fully Paid
ACE Bermuda Insurance Ltd / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - Bermuda Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$10,000,000	6/15/15 - 6/15/16	Included	Fully Paid
Aspen Specialty Insurance Company/ PXA763015	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - US Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$1,000,000	6/15/15 - 6/15/16	Included	Fully Paid
Great Lakes Reinsurance (UK) PLC / 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - US Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$5,000,000	6/15/15 - 6/15/16	Included	Fully Paid
Houston Specialty Ins Company/ 1-15714-00-15	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - US Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$6,250,000	6/15/15 - 6/15/16	Included	Fully Paid
Landmark American Insurance Company (RSUI)/ LHD393100	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - US Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$2,500,000	6/15/15 - 6/15/16	Included	Fully Paid

Westchester Surplus Lines Insurance Company/ D35895437009	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property - US Markets	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	All owned or leased property, machinery and equipment	$1,250,000	6/15/15 - 6/15/16	Included	Fully Paid
XL Specialty Insurance Company/ ELU135071-14	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Directors & Officers	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$10,000,000	7/1/14 - 7/1/16	$500,000	Fully Paid
Executive Risk Indemnity Inc./ 6804-3124	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Directors & Officers	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$10,000,000	7/1/14 - 7/1/16	$375,000	Fully Paid
National Union Fire Insurance Company of Pittsburgh, PA/ 01-354-62-13	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Directors & Officers	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$10,000,000	7/1/14 - 7/1/16	$262,500	Fully Paid
ACE USA, Professional Risk; Ace American Insurance Company/ DOX G26809745 002	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Directors & Officers	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$10,000,000	7/1/14 - 7/1/16	$187,500	Fully Paid
Executive Risk Indemnity Inc./ 8240-9181	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Directors & Officers	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$10,000,000	7/1/14 - 7/1/16	$150,000	Fully Paid
Freedom Specialty Insurance Company/ XMF1400777	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Directors & Officers	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$10,000,000	7/1/14 - 7/1/16	$115,000	Fully Paid
Old Republic Insurance Company/ CUG 36820	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Directors & Officers	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$10,000,000	7/1/14 - 7/1/16	$100,000	Fully Paid
National Union Fire Insurance Company of Pittsburgh, PA/ 01-354-64-69	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Directors & Officers	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$20,000,000	7/1/14 - 7/1/16	$158,750	Fully Paid
XL Specialty Insurance Company/ ELU135070-14	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Directors & Officers	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$10,000,000	7/1/14 - 7/1/16	$75,000	Fully Paid
Allied World National Assurance Company/ 304-7609	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Side A DIC D&O Excess	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$15,000,000	7/1/14 - 7/1/16	$108,750	Fully Paid
Ironshore Indemnity Inc./ 537705	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Side A DIC D&O Excess	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$10,000,000	7/1/14 - 7/1/16	$65,000	Fully Paid

Executive Risk Indemnity Inc./ 8169-2335	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Side A DIC D&O Excess	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$15,000,000	7/1/14 - 7/1/16	$90,000	Fully Paid
National Union Fire Insurance Company of Pittsburgh, PA/ 01-354-85-59	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Side A DIC D&O Excess	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$10,000,000	7/1/14 - 7/1/16	$56,250	Fully Paid
XL Specialty Insurance Company/ ELU135071-14	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Directors & Officers	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$10,000,000	6 years from emergence	$700,000	Fully Paid
Executive Risk Indemnity Inc./ 6804-3124	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Directors & Officers	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$10,000,000	6 years from emergence	$525,000	Fully Paid
National Union Fire Insurance Company of Pittsburgh PA/ 01-354-62-13	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Directors & Officers	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$10,000,000	6 years from emergence	$367,500	Fully Paid
ACE USA, Professional Risk; Ace American Insurance Company/ DOX G26809745 002	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Directors & Officers	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$10,000,000	6 years from emergence	$262,500	Fully Paid
Executive Risk Indemnity Inc./ 8240-9181	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Directors & Officers	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$10,000,000	6 years from emergence	$210,000	Fully Paid
Freedom Specialty Insurance Company/ XMF1400777	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Directors & Officers	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$10,000,000	6 years from emergence	$161,000	Fully Paid
Old Republic Insurance Company (CUG)/ CUG 36820	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Directors & Officers	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$10,000,000	6 years from emergence	$140,000	Fully Paid
National Union Fire Insurance Company of Pittsburgh, PA/ 01-354-64-69	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Directors & Officers	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$20,000,000	6 years from emergence	$222,250	Fully Paid
XL Specialty Insurance Company/ ELU135070-14	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Directors & Officers	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$10,000,000	6 years from emergence	$105,000	Fully Paid
Allied World National Assurance Company/ 304-7609	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Side A DIC D&O Excess	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$15,000,000	6 years from emergence	$152,250	Fully Paid

Ironshore Indemnity Inc./ 537705	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Side A DIC D&O Excess	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$10,000,000	6 years from emergence	$91,000	Fully Paid
Executive Risk Indemnity Inc./ 8169-2335	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Side A DIC D&O Excess	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$15,000,000	6 years from emergence	$126,000	Fully Paid
National Union Fire Insurance Company of Pittsburgh, PA/ 01-354-85-59	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Side A DIC D&O Excess	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and its Directors & Officers	N/A	$10,000,000	6 years from emergence	$78,750	Fully Paid
National Union Fire Insurance Company/ 53811546	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Fiduciary	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	N/A	$20,000,000	7/1/14 - 7/1/16	$84,104	Fully Paid
National Union Fire Insurance Company of Pittsburgh, PA / 01-462-97-20	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Crime	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	N/A	$10,000,000	7/1/15 - 7/1/16	$35,436	Fully Paid
U.S. Specialty Insurance Company/ U713-85292	Marsh USA, Inc; 1801 West End Ave, Suite 1500, Nashville TN 37203	Special Crime	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	N/A	$20,000,000	5/1/13 - 5/1/16	$7,356	Fully Paid
ACE American Insurance Company/ ADDN04832176	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Business Travel Accident	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	N/A	$10,000,000	4/1/13 - 4/1/16	$12,267	Fully Paid
XL Specialty Insurance Company/ UM00013261CR15A	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Marine Cargo	Walter Energy, Inc. and all subsidiaries	Walter Energy, Inc. and all subsidiaries	Coal shipped by barge - for “Acts of God” only	$4,000,000	6/15/15 - 6/15/16	$25,500	Fully Paid
First Mercury Insurance Company/ TX-CGL-0000049864-01	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	WV GL Parkway Authority Completed Operations Policy	Maple Coal Co., LLC	West Virginia Parkway Authority	1,000 ft of pipe running along turnpike	$2,000,000	12/1/14 - 12/1/17	$34,537	Fully Paid
Liberty Mutual Insurance Company	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property and B&M	Black Warrior Methane Corp.; Black Warrior Transmission Corp.	Black Warrior Methane Corp.; Black Warrior Transmission Corp.	All owned or leased property, machinery and equipment	$12,500,000	11/1/15 - 11/1/16	$95,975	Pending Invoice

Starr Technical Risks Agency, Inc.	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Property and B&M	Black Warrior Methane Corp.; Black Warrior Transmission Corp.	Black Warrior Methane Corp.; Black Warrior Transmission Corp.	All owned or leased property, machinery and equipment	$37,500,000	11/1/15 - 11/1/16	$267,750	Pending Invoice
Zurich American Insurance Company/ GLO6556002-06	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	General Liability	Black Warrior Methane Corp.; Black Warrior Transmission Corp.	Third Parties	N/A	1,000,000	11/1/15 - 11/1/16	$181,199	Pending Invoice
Zurich American Insurance Company/ WC6556003-06	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Workers' Compensation	Black Warrior Methane Corp.; Black Warrior Transmission Corp.	Black Warrior Methane Corp.; Black Warrior Transmission Corp. Employees	N/A	Statutory	11/1/15 - 11/1/16	$12,593	Pending Invoice
American Guarantee & Liability Insurance Company/ AUC6556043-06	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Umbrella	Black Warrior Methane Corp.; Black Warrior Transmission Corp.	Third Parties	N/A	$5,000,000	11/1/15 - 11/1/16	$64,380	Pending Invoice
Admiral Insurance Company/ FEI-EIL-22111-00	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Pollution Liability	Black Warrior Methane Corp.; Black Warrior Transmission Corp.	Third Parties	N/A	$5,000,000	11/1/15 - 11/1/18	$84,025	Pending Invoice
Federal Insurance Company/ 8226-0525	Willis Insurance Services of Georgia; Concourse Corp Center Five, Suite 1800, Atlanta, GA 30328	Directors & Officers	Black Warrior Methane Corp.; Black Warrior Transmission Corp.	Black Warrior Methane Corp.; Black Warrior Transmission Corp. Directors & Officers	N/A	$1,000,000	11/1/15 - 11/1/16	$9,564	Pending Invoice
Insurance Corporation of British Columbia/ Various per vehicle	N/A	Auto Primary Liability (Mandatory by Canada)	Walter Canadian Coal ULC et al	Third Parties	N/A	$200,000 All Vehicles	4/30/15 - 4/30/16	$41,365	Fully Paid
Intact Insurance Company/ 7V0002121	Marsh Canada Limited; 550 Burrard St., Suite 800, Vancouver, BC V6C 2K1	Auto Excess Liability	Walter Canadian Coal ULC	Third Parties	N/A	$1,800,000 (Light Commercial & Private Passenger Vehicles); $1,000,000 (Heavy Trucks)	6/30/15 - 6/30/16	$3,559	Fully Paid
Catlin Canada Inc./ GL1174220	Marsh Canada Limited; 550 Burrard St., Suite 800, Vancouver, BC V6C 2K1	General Liability	Walter Energy Canada Holdings, Inc.	Third Parties	N/A	$2,000,000	6/30/15 - 6/30/16	$25,000	Fully Paid

XL Insurance Company Limited/ PCN002043907	Marsh Canada Limited; 550 Burrard St., Suite 800, Vancouver, BC V6C 2K1	Pollution Liability	Walter Energy Canada Holdings, Inc.	Third Parties	N/A	$10,000,000	6/30/14 - 6/30/16	$301,000	Fully Paid
Catlin Canada Inc./ UM1174220	Marsh Canada Limited; 550 Burrard St., Suite 800, Vancouver, BC V6C 2K1	Umbrella Liability	Walter Energy Canada Holdings, Inc.	Third Parties	N/A	$8,000,000	6/30/15 - 6/30/16	$35,000	Fully Paid
ACE INA Insurance an ACE Group Company/ DO024195	Marsh Canada Limited; 550 Burrard St., Suite 800, Vancouver, BC V6C 2K1	D&O - Western Coal Run-off	Western Coal Corp	Western Coal Corp. Directors & Officers	N/A	$15,000,000	6/30/10 - 3/31/17	$241,026	Fully Paid
Lloyd's Underwriters/ XTFF0402	Marsh Canada Limited; 550 Burrard St., Suite 800, Vancouver, BC V6C 2K1	D&O - Western Coal Run-off	Western Coal Corp	Western Coal Corp. Directors & Officers	N/A	$10,000,000	6/30/10 - 3/31/17	$116,436	Fully Paid
Chubb Insurance Company of Canada/ 8210-0958	Marsh Canada Limited; 550 Burrard St., Suite 800, Vancouver, BC V6C 2K1	D&O - (Side A DIC) Western Coal Run-off	Western Coal Corp	Western Coal Corp. Directors & Officers	N/A	$10,000,000	6/30/10 - 3/31/17	$71,447	Fully Paid